UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 8, 2011

Date of Report (Date of earliest event reported)

NYSE Euronext

(Exact name of registrant as specified in its charter)

Delaware	001-33392	20-5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 8, 2011, NYSE Euronext entered into Amendment No. 1 (the “Amendment”) to its five year Credit Agreement (the “Credit Agreement”), dated as of April 4, 2007, by and among NYSE Euronext, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other financial institutions party thereto as agents.

The Amendment extended the commitment termination date for $1.2 billion of the original $2.0 billion of commitments under the Credit Agreement to July 31, 2011. Additionally, the Amendment amended the Credit Agreement to permit the combination of the businesses of NYSE Euronext and Deutsche Börse AG contemplated by the Business Combination Agreement, dated February 15, 2011, by and among NYSE Euronext, Deutsche Börse AG, Pomme Merger Corporation and Alpha Beta Netherlands Holding N.V., as amended as of May 2, 2011 and June 16, 2011. As previously disclosed, the Credit Agreement will be used as a liquidity backstop for NYSE Euronext’s global commercial paper program as well as for general corporate purposes. As of the date hereof, no borrowings were funded or letters of credit were issued under the Credit Agreement.

The Amendment requires NYSE Euronext to pay an extension fee of 0.025% of the amount of the commitment of each lender extending their commitments to July 31, 2011. In addition, the Amendment increases the facility fee on the extended commitments to an amount ranging between 0.065% and 0.095% per annum of the extended commitments, in each case based on the credit ratings of NYSE Euronext’s senior, unsecured, long-term indebtedness without any credit support.

This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Amendment No. 1 to Credit Agreement, dated as of April 4, 2007, between NYSE Euronext, The Subsidiary Borrowers Party thereto, The Lenders Party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Euronext

Dated: December 14, 2011	By:	/s/ JANET L. MCGINNESS
	Name:	Janet L. McGinness
	Title:	Senior Vice President & Corporate Secretary

Exhibit Index

Exhibit Number	Description

10.1	Amendment No. 1 to Credit Agreement, dated as of April 4, 2007, between NYSE Euronext, The Subsidiary Borrowers Party thereto, The Lenders Party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent